THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2006

Principal Portfolio Managers

The following are the principal persons primarily responsible for the day-to-day management of the assets of Lazard International Strategic Equity Portfolio. The Portfolio is managed on a team basis. This information replaces any contrary information contained in the Prospectus.

International Strategic Equity Portfolio—Mark Little, Brian Pessin and John R. Reinsberg, each since inception.

As Deputy Chairman, Mr. Reinsberg is ultimately responsible for overseeing global and international investment strategies.

March 5, 2007